EXHIBIT 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CruiseCam International, Inc., a Florida corporation, (the "Company") on Form 10-QSB for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Scott Watkins, Chief Executive Officer and Chief Financial Officer of the Company, certify the following pursuant to
Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ D. Scott Watkins
----------------------------
D. Scott Watkins,
Chief Executive Officer and
Chief Financial Officer
October 5, 2006